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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-01466

                                 Pioneer Fund
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  December 31


Date of reporting period:  January 1, 2014 through December 31, 2014


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.


                Pioneer Fund

--------------------------------------------------------------------------------
                Annual Report | December 31, 2014
--------------------------------------------------------------------------------

                Ticker Symbols:

                Class A    PIODX
                Class C    PCODX
                Class R    PIORX
                Class Y    PYODX
                Class Z    PIOZX

                [LOGO] PIONEER
                       Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

President's Letter                                                            2

Portfolio Management Discussion                                               4

Portfolio Summary                                                             9

Prices and Distributions                                                     10

Performance Update                                                           11

Comparing Ongoing Fund Expenses                                              16

Schedule of Investments                                                      18

Financial Statements                                                         26

Notes to Financial Statements                                                35

Report of Independent Registered Public Accounting Firm                      44

Approval of Investment Advisory Agreement                                    45

Trustees, Officers and Service Providers                                     50

                                       Pioneer Fund | Annual Report | 12/31/14 1

President's Letter

Dear Shareowner,

Today's market environment presents numerous opportunities as well as challenges for investors. A disparate global economic landscape has formed, with the U.S. facing prospects for continued growth, while questions abound regarding the outlook for other regions. Employment, household income, and corporate profits have been rising in the U.S. and inflation pressures remain low. However, many countries across Europe as well as Japan face muted growth. In addition, a variety of factors have clouded the outlook for countries such as Russia and Brazil and China's investment-driven economy continues to slow.

Monetary policies of major central banks are diverging, reflecting different economic conditions. With the U.S. economy no longer in need of extraordinary stimulus, the Federal Reserve Board may be closer to raising short-term interest rates. Conversely, the European Central Bank and the Bank of Japan are likely to be adding, not removing, stimulus.

While we anticipate continued growth for the U.S., the outlook is far from certain, nor is the outlook for other regions necessarily dire. It remains to be seen how weakness outside the U.S. will affect global growth and whether easing monetary policies in other regions will spur an economic recovery.

While these economic conditions may lead to increasing volatility in 2015, we believe the opportunity for investors to earn attractive returns will persist. However, in an environment where interest rates remain low and equity valuations have been buoyed by an extended bull market, we believe it is imperative investors adhere to a disciplined investment approach that is consistent with one's goals and objectives, being mindful of the tradeoff between risk and return.

Since 1928 Pioneer's investment professionals have been focused on identifying and capitalizing on investment opportunities that present themselves in a variety of ever changing market conditions, including those we face today. We seek returns consistent with our strategies' stated style and objectives and consistent with our shareholders' expectations, regardless of

2 Pioneer Fund | Annual Report | 12/31/14 market conditions. We believe our shareowners benefit from the experience and tenure of our investment teams, the insights generated from extensive research resources and a commitment to prudent risk management designed to mitigate downside and preserve returns over time.

We encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner, as we do when deploying strategies on behalf of our shareowners.

We greatly appreciate your trust in us in the past and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                                       Pioneer Fund | Annual Report | 12/31/14 3

Portfolio Management Discussion | 12/31/14

In the following interview, John Carey, Executive Vice President and Head of U.S. Core Value at Pioneer Investments, discusses the investment environment during the 12-month period ended December 31, 2014, and Pioneer Fund's performance during the period. Mr. Carey is responsible for the day-to-day management of the Fund.

Q How would you describe the market for equities during the 12-month period ended December 31, 2014?

A The stock market rose during the 12-month period ended December 31, 2014. On a total-return basis, which includes reinvested dividends, the Fund's benchmark, the Standard & Poor's 500 Index (the S&P 500), advanced by 13.66%. The market did slip back, or "correct," several times during the period, most notably in January 2014, in September and the first half of October 2014, and in the first half of December 2014, but each time the market reversed direction and climbed right back up. Investors' concerns during the period centered around geopolitical events and the health of world economies, interest rates, commodities prices, and the spread of the Ebola virus. Throughout, however, corporate earnings reports were better than anticipated, and the United States economy, despite an unexplained but apparently weather-related decline in the first calendar quarter of 2014, continued growing, with significant declines in the unemployment rate as employers added workers. The stock market ended the period on a strong note.

    Value and growth stocks performed roughly in line during 2014, as the 13.05% total return of the Russell 1000 Growth Index for the 12-month period was just 0.40% behind the return of the Russell 1000 Value Index. In both indices, however, investors who worried about the sustainability of the economic recovery and the problems overseas appeared to favor companies with faster earnings growth. When interest rates did not rise as expected with the "tapering" of the Federal Reserve System's (the Fed's) "quantitative easing" program - but instead fell - investors also bid up the prices of utility stocks and real-estate investment trusts (REITs). More cyclical and commodity-price-dependent companies, especially in the industrials, energy, and materials sectors, saw their share prices bounce around and in some cases decline. Since Pioneer Fund is a diversified*, "core" or "blend" portfolio, it includes stocks from many industries, with a variety of growth and value characteristics.

* Diversification does not assure a profit nor protect against loss in a declining market.

4 Pioneer Fund | Annual Report | 12/31/14

Q How did the Fund perform in that environment during the 12-month period ended December 31, 2014?

A Pioneer Fund's Class A shares returned 10.86% at net asset value during the 12-month period ended December 31, 2014, while the Fund's benchmark, the S&P 500, returned 13.66%. During the same period, the average return of the 857 mutual funds in Lipper's Large-Cap Core Funds category was 11.32%, and the average return of the 1,568 mutual funds in Morningstar's Large Blend Fund category was 10.96%.

Q What were some of the key reasons for the Fund's underperformance of the S&P 500 Index during the 12-month period ended December 31, 2014, and which of your investment decisions or individual selections detracted from, or contributed to, the Fund's benchmark-related performance?

    The Fund's underperformance, experienced principally in the second half of the fiscal year and particularly in the third quarter of 2014, resulted mainly from stock selection in the energy and financials sectors; stock selection and sector allocation in information technology; and sector allocation in utilities.

    Within energy, the Fund's overweight in the underperforming energy equipment and services industry and, in the oil, gas and consumable fuels industry, the portfolio's emphasis on upstream, exploration-and-production companies rather than downstream and midstream distribution and transportation companies and the integrated producers were the reasons for the benchmark-relative shortfall. Four energy positions in particular -- Cabot Oil & Gas, Southwestern Energy, Marathon Oil, and Apache -- cost the Fund more than half of its total underperformance relative to the S&P 500 over the 12-month period. The companies, all of which are focused on domestic U.
    S. exploration and production, saw sharp declines in their share prices when oil and natural gas retreated during the second half of the year. However, we continue to regard U.S. energy reserves favorably versus reserves in other and often troubled, politically risky parts of the world; we believe all four of the companies have promising longer-term reserve-development potential; and they likewise all appear strong enough to weather the current downturn in their industry. Hence we have retained their shares in the Fund's portfolio.

    In financials, the Fund was weighted less towards the stronger-performing diversified financials and real estate investment trusts (REITs) areas and more towards the weaker-performing commercial banks and property-and-casualty insurance companies. We continue to feel more comfortable with the deposit-gathering and domestic-lending businesses of the regional banks than with the complicated structures and diverse operations of the

                                       Pioneer Fund | Annual Report | 12/31/14 5
    large investment banks and money-center institutions. In regard to REITs, we misjudged the durability of the real estate cycle during the current economic recovery and, unfortunately, watched from the sidelines the ongoing success of REIT securities.

    In information technology, the portfolio's overall underweight to the above-average performing sector, stock selection results in the semiconductor and semiconductor-equipment industry, where the portfolio's position in Xilinx particularly hurt the Fund's results, and, in technology hardware, an underweight to top-performing Apple held back relative returns. Finally, utilities was the top-performing S&P 500 sector in 2014, and the portfolio had only about one-half the market weighting in the sector; the underweight hurt benchmark-relative performance.

    On the positive side, the Fund benefited from good stock selection in consumer discretionary and industrials, from an overweight to the strong-performing health-care sector, and from an underweight to the weak-performing telecommunications-services sector. Notable successes among the portfolio's individual stock holdings during the period included Ross Stores in consumer discretionary; C.R. Bard, Covidien, and Zoetis in health care; and Union Pacific in industrials. In consumer discretionary, the Fund also did well by avoiding the poor-performing stock of Amazon.

Q Could you highlight some of the key purchases and sales that you made in the Fund's portfolio over the course of the 12-month period ended December 31, 2014?

    Excluding several stocks spun out from existing holdings, the portfolio added about thirty positions during the 12-month period and deleted roughly the same number. The net result of the Fund's activity was a significant increase in the weighting to health care (from 15% or so of invested assets at December 31, 2013, to more than 19% at December 31, 2014), accompanied by modest weighting increases in materials, consumer discretionary, consumer staples, and utilities; and weighting decreases in energy, industrials, financials, information technology, and telecommunications services.

    In health care, we established positions in the pharmaceutical companies Astra Zeneca, GlaxoSmithKline, Roche Holding, and Shire; the biotechnology company Alnylam Pharmaceuticals, which is underway with potentially path-breaking research into disease-causing genes; the nutritionals provider Mead Johnson Nutrition, which is experiencing growing demand for its products in the emerging markets; and Humana, a health insurance/managed care provider, which has been a beneficiary of the Affordable Care Act signed into law in March 2010.

6 Pioneer Fund | Annual Report | 12/31/14

    New Fund positions in other sectors included, as examples: in consumer discretionary, Electrolux and Whirlpool, makers of home appliances, each of which has experienced growing sales linked to improvement in residential real estate; also in consumer discretionary, broadcast and media leaders CBS, Gannett, and Scripps Networks Interactive; in financial services, discount stock broker Charles Schwab, commercial bank Regions Financial, and investor-services provider State Street; major consumer staples name Coca-Cola, a company with potential for greater operational efficiencies; industrials stocks Kansas City Southern, a railroad serving both the U.S. and Mexico, and Honeywell, a diversified capital-goods supplier; in information technology, Google, the innovative firm with its prominent internet search engine and Android operating system for mobile phones; and in materials, Valspar, in house paints and industrial coatings, Dow Chemical, in agricultural products and plastics, and Givaudan, the Swiss-based flavors-and-fragrances company. A new utility stock position added to the portfolio during the period was NextEra Energy, an important electricity generator and distributor in Florida. In energy, new holdings included EOG Resources and Kinder Morgan, both with activities centering on North America.

    Liquidated from the Fund's portfolio during the 12-month period were positions in stocks we felt had reached fair value or that no longer seemed to us to offer above-average opportunities for appreciation. Notable sales included several long-term holdings on which the Fund realized quite substantial capital gains. Among those sales were Johnson Controls, Ford Motor, Target, Lowes, Walgreen, Colgate-Palmolive, Amgen, T. Rowe Price, and Adobe Systems.

Q Did the Fund invest in any derivatives during the 12-month period ended December 31, 2014?

A   No. The Fund had no investments in derivatives during the period.

Q Domestic economic signals were generally positive as of December 31, 2014, though economies outside the U. S. appeared to be much weaker. What is your outlook for the stock market and the global economy as we move into 2015?

A As we write, the world is absorbing a very sharp decline in oil prices since the middle of 2014; news of conflict and terrorist violence in Europe, the Middle East, and Africa; a new quantitative-easing (QE), bond-buying program embarked upon by the European Central Bank; national elections in the U.S. last fall that changed control of the Senate; mixed economic data from China; and many other geopolitical and macro-economic "data points" and developments. The current concerns will most likely be with us for a while, even as new concerns undoubtedly arise.

                                       Pioneer Fund | Annual Report | 12/31/14 7

    Against the backdrop of world and national events, corporate earnings in the U.S., propelled by robust profit margins and sales growth, remain at attractive levels; and stock valuations, while higher than they were several years ago and even somewhat above the average levels of past decades, still provide, we think, a potentially reasonable entry point for patient, long-term investors. In a low-interest-rate environment, dividends** paid by many stocks also present a potentially attractive current-income feature. The key to business results over the next year - most especially, but not exclusively, for multinational companies - will be, in our view, the extent to which international conditions improve or deteriorate and boost or impinge upon the fairly healthy U. S. economy.

    In the meantime, our emphasis will be, as always, on investing the Fund's portfolio in companies with sound finances, capable and committed managements, compelling industry positions, and positive long-term earnings potential. Our investment effort involves fundamental research on many companies, across numerous industries and sectors.

    Thank you, as always, for your support.

**  Dividends are not guaranteed.

Please refer to the Schedule of Investments on pages 18-25 for a full listing of Fund securities.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Pioneer Investments for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

8 Pioneer Fund | Annual Report | 12/31/14

Portfolio Summary | 12/31/14

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Common Stocks                                                         93.6%
International Common Stocks                                                 4.8%
Depositary Receipts for International Stocks                                1.6%

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Health Care                                                                19.6%
Information Technology                                                     15.5%
Financials                                                                 15.3%
Consumer Discretionary                                                     13.8%
Consumer Staples                                                           11.1%
Industrials                                                                10.4%
Energy                                                                      8.2%
Materials                                                                   3.6%
Utilities                                                                   1.5%
Telecommunication Services                                                  1.0%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of equity holdings)*

 1.   John Wiley & Sons, Inc.                                              3.07%
--------------------------------------------------------------------------------
 2.   Wells Fargo & Co.                                                    2.70
--------------------------------------------------------------------------------
 3.   Microsoft Corp.                                                      2.54
--------------------------------------------------------------------------------
 4.   Apple, Inc.                                                          2.43
--------------------------------------------------------------------------------
 5.   The Hershey Co.                                                      2.32
--------------------------------------------------------------------------------
 6.   CR Bard, Inc.                                                        2.10
--------------------------------------------------------------------------------
 7.   CVS Health Corp.                                                     1.96
--------------------------------------------------------------------------------
 8.   The Chubb Corp.                                                      1.83
--------------------------------------------------------------------------------
 9.   United Technologies Corp.                                            1.66
--------------------------------------------------------------------------------
10.   The Walt Disney Co.                                                  1.62
--------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

                                       Pioneer Fund | Annual Report | 12/31/14 9

Prices and Distributions | 12/31/14

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
           Class                      12/31/14                      12/31/13
--------------------------------------------------------------------------------
             A                         $36.67                        $39.18
--------------------------------------------------------------------------------
             C                         $33.97                        $36.75
--------------------------------------------------------------------------------
             R                         $36.80                        $39.27
--------------------------------------------------------------------------------
             Y                         $36.94                        $39.40
--------------------------------------------------------------------------------
             Z                         $36.81                        $39.29
--------------------------------------------------------------------------------

Distributions per Share: 1/1/14-12/31/14
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      Net Investment          Short-Term      Long-Term
         Class            Income             Capital Gains   Capital Gains
--------------------------------------------------------------------------------
           A              $0.3649                 $ --         $6.4205
--------------------------------------------------------------------------------
           C              $0.0813                 $ --         $6.4205
--------------------------------------------------------------------------------
           R              $0.2228                 $ --         $6.4205
--------------------------------------------------------------------------------
           Y              $0.4770                 $ --         $6.4205
--------------------------------------------------------------------------------
           Z              $0.4233                 $ --         $6.4205
--------------------------------------------------------------------------------

Index Definition
--------------------------------------------------------------------------------
The Standard & Poor's 500 Index is an unmanaged, commonly used measure of the broad U.S. stock market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 11-15.

10 Pioneer Fund | Annual Report | 12/31/14

Performance Update | 12/31/14                                     Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Fund at public offering price during the periods shown, compared to that of the Standard & Poor's 500 Index.

Average Annual Total Returns
(As of December 31, 2014)
--------------------------------------------------------------------------------
                                           Net            Public
                                           Asset          Offering       S&P
                                           Value          Price          500
Period                                     (NAV)          (POP)          Index
--------------------------------------------------------------------------------
10 Years                                    6.58%          5.95%          7.67%
5 Years                                    12.35          11.03          15.44
1 Year                                     10.86           4.50          13.66
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated May 1, 2014)
--------------------------------------------------------------------------------
                                           Gross
--------------------------------------------------------------------------------
                                           0.97%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment


                                                Standard & Poor's
                            Pioneer Fund        500 Index
12/31/2004                  $  9,425            $ 10,000
12/31/2005                  $ 10,027            $ 10,491
12/31/2006                  $ 11,670            $ 12,146
12/31/2007                  $ 12,219            $ 12,813
12/31/2008                  $  8,018            $  8,074
12/31/2009                  $  9,961            $ 10,211
12/31/2010                  $ 11,526            $ 11,751
12/31/2011                  $ 10,998            $ 11,996
12/31/2012                  $ 12,087            $ 13,914
12/31/2013                  $ 16,083            $ 18,418
12/31/2014                  $ 17,831            $ 20,935

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                                      Pioneer Fund | Annual Report | 12/31/14 11

Performance Update | 12/31/14                                    Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Fund during the periods shown, compared to that of the Standard & Poor's 500 Index.

Average Annual Total Returns
(As of December 31, 2014)
--------------------------------------------------------------------------------
                                                                         S&P
                                           If             If             500
Period                                     Held           Redeemed       Index
--------------------------------------------------------------------------------
10 Years                                    5.76%          5.76%          7.67%
5 Years                                    11.48          11.48          15.44
1 Year                                     10.04          10.04          13.66
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated May 1, 2014)
--------------------------------------------------------------------------------
                                           Gross
--------------------------------------------------------------------------------
                                           1.74%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                               Standard & Poor's
                            Pioneer Fund       500 Index
12/31/1998                  $ 10,000           $ 10,000
12/31/2004                  $ 10,555           $ 10,491
12/31/2005                  $ 12,194           $ 12,146
12/31/2006                  $ 12,667           $ 12,813
12/31/2007                  $  8,245           $  8,074
12/31/2008                  $ 10,165           $ 10,211
12/31/2009                  $ 11,669           $ 11,751
12/31/2010                  $ 11,047           $ 11,996
12/31/2011                  $ 12,049           $ 13,914
12/31/2012                  $ 15,905           $ 18,418
12/31/2013                  $ 17,501           $ 20,935

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). If you paid a 1% sales charge, your returns would be lower than those shown above. "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

12 Pioneer Fund | Annual Report | 12/31/14

Performance Update | 12/31/14                                     Class R Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class R shares of Pioneer Fund during the periods shown, compared to that of the Standard & Poor's 500 Index.

Average Annual Total Returns
(As of December 31, 2014)
--------------------------------------------------------------------------------

                                                                         S&P
                                           If             If             500
Period                                     Held           Redeemed       Index
--------------------------------------------------------------------------------
10 Years                                    6.33%          6.33%          7.67%
5 Years                                    11.99          11.99          15.44
1 Year                                     10.56          10.56          13.66
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated May 1, 2014)
--------------------------------------------------------------------------------
                                           Gross
--------------------------------------------------------------------------------
                                           1.34%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                               Standard & Poor's
                            Pioneer Fund       500 Index
12/31/2004                  $10,000            $10,000
12/31/2005                  $10,627            $10,491
12/31/2006                  $12,352            $12,146
12/31/2007                  $12,914            $12,813
12/31/2008                  $8,464             $8,074
12/31/2009                  $10,490            $10,211
12/31/2010                  $12,096            $11,751
12/31/2011                  $11,510            $11,996
12/31/2012                  $12,611            $13,914
12/31/2013                  $16,712            $18,418
12/31/2014                  $18,476            $20,935

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                                      Pioneer Fund | Annual Report | 12/31/14 13

Performance Update | 12/31/14                                     Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Fund during the periods shown, compared to that of the Standard & Poor's 500 Index.

Average Annual Total Returns
(As of December 31, 2014)
--------------------------------------------------------------------------------
                                                                         S&P
                                           If             If             500
Period                                     Held           Redeemed       Index
--------------------------------------------------------------------------------
10 Years                                    7.01%          7.01%          7.67%
5 Years                                    12.75          12.75          15.44
1 Year                                     11.23          11.23          13.66
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated May 1, 2014)
--------------------------------------------------------------------------------
                                           Gross
--------------------------------------------------------------------------------
                                           0.63%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                                                  Standard & Poor's
                            Pioneer Fund          500 Index
12/31/2004                  $ 5,000,000           $  5,000,000
12/31/2005                  $ 5,341,658           $  5,245,391
12/31/2006                  $ 6,243,039           $  6,073,169
12/31/2007                  $ 6,561,828           $  6,406,558
12/31/2008                  $ 4,326,174           $  4,036,754
12/31/2009                  $ 5,401,776           $  5,105,337
12/31/2010                  $ 6,275,398           $  5,875,431
12/31/2011                  $ 6,010,757           $  5,998,091
12/31/2012                  $ 6,629,422           $  6,957,038
12/31/2013                  $ 8,847,507           $  9,209,149
12/31/2014                  $ 9,841,473           $ 10,467,483

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

14 Pioneer Fund | Annual Report | 12/31/14

Performance Update | 12/31/14                                     Class Z Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class Z shares of Pioneer Fund during the periods shown, compared to that of the Standard & Poor's 500 Index.

Average Annual Total Returns
(As of December 31, 2014)
--------------------------------------------------------------------------------
                                                                         S&P
                                           If             If             500
Period                                     Held           Redeemed       Index
--------------------------------------------------------------------------------

10 Years                                    6.84%          6.84%          7.67%
5 Years                                    12.59          12.59          15.44
1 Year                                     11.09          11.09          13.66
--------------------------------------------------------------------------------


Expense Ratio
(Per prospectus dated May 1, 2014)
--------------------------------------------------------------------------------
                                           Gross
--------------------------------------------------------------------------------
                                           0.85%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment


                                              Standard & Poor's
                            Pioneer Fund      500 Index
12/31/2004                  $ 10,000          $ 10,000
12/31/2005                  $ 10,639          $ 10,491
12/31/2006                  $ 12,383          $ 12,146
12/31/2007                  $ 13,027          $ 12,813
12/31/2008                  $  8,590          $  8,074
12/31/2009                  $ 10,713          $ 10,211
12/31/2010                  $ 12,438          $ 11,751
12/31/2011                  $ 11,898          $ 11,996
12/31/2012                  $ 13,099          $ 13,914
12/31/2013                  $ 17,446          $ 18,418
12/31/2014                  $ 19,380          $ 20,935

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance shown for periods prior to the inception of Class Z shares on April 30, 2007, reflects the NAV performance of the Fund's Class A shares. The performance does not reflect differences in expenses, including the Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares are generally higher than those of Class Z shares, the performance for Class Z shares prior to their inception would have been higher than that shown. Class Z shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                                      Pioneer Fund | Annual Report | 12/31/14 15

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses.You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1) Divide your account value by $1,000
    Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Fund

Based on actual returns from July 1, 2014, through December 31, 2014.

------------------------------------------------------------------------------------
Share Class                   A           C           R           Y           Z
------------------------------------------------------------------------------------
Beginning Account         $1,000.00   $1,000.00   $1,000.00   $1,000.00   $1,000.00
Value on 7/1/14
------------------------------------------------------------------------------------
Ending Account            $1,039.28   $1,035.28   $1,037.63   $1,040.80   $1,040.36
Value on 12/31/14
------------------------------------------------------------------------------------
Expenses Paid             $    4.93   $    8.87   $    6.52   $    3.39   $    4.06
During Period*
------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized total expense ratio of 0.96%, 1.73%, 1.27%, 0.66%, and 0.79% for Class A, Class C, Class R, Class Y and Class Z shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

16 Pioneer Fund | Annual Report | 12/31/14

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Fund

Based on a hypothetical 5% per year return before expenses, reflecting the period from July 1, 2014, through December 31, 2014.

------------------------------------------------------------------------------------
Share Class                   A           C           R           Y           Z
------------------------------------------------------------------------------------
Beginning Account         $1,000.00   $1,000.00   $1,000.00   $1,000.00   $1,000.00
Value on 7/1/14
------------------------------------------------------------------------------------
Ending Account            $1,020.37   $1,016.48   $1,018.80   $1,021.88   $1,021.22
Value on 12/31/14
------------------------------------------------------------------------------------
Expenses Paid             $    4.89   $    8.79   $    6.46   $    3.36   $    4.02
During Period*
------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized total expense ratio of 0.96%, 1.73%, 1.27%, 0.66%, and 0.79% for Class A, Class C, Class R, Class Y and Class Z shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                      Pioneer Fund | Annual Report | 12/31/14 17

Schedule of Investments | 12/31/14

------------------------------------------------------------------------------------------
Shares                                                                     Value
------------------------------------------------------------------------------------------
                  COMMON STOCKS -- 99.9%
                  ENERGY -- 8.3%
                  Oil & Gas Drilling -- 0.2%
        182,538   Helmerich & Payne, Inc.                                  $   12,306,712
-----------------------------------------------------------------------------------------
                  Oil & Gas Equipment & Services -- 2.2%
        376,594   Cameron International Corp.*                             $   18,810,870
        340,248   FMC Technologies, Inc.*                                      15,937,216
        313,123   Halliburton Co.                                              12,315,128
        322,105   National Oilwell Varco, Inc.                                 21,107,541
        478,359   Schlumberger, Ltd.                                           40,856,642
        305,422   Superior Energy Services, Inc.*                               6,154,253
                                                                           --------------
                                                                           $  115,181,650
-----------------------------------------------------------------------------------------
                  Integrated Oil & Gas -- 0.4%
        242,670   Occidental Petroleum Corp.                               $   19,561,629
-----------------------------------------------------------------------------------------
                  Oil & Gas Exploration & Production -- 3.7%
        563,863   Apache Corp.                                             $   35,337,294
      1,400,229   Cabot Oil & Gas Corp.                                        41,460,781
         97,068   California Resources Corp.                                      534,845
        549,378   ConocoPhillips                                               37,940,045
        278,097   EOG Resources, Inc.                                          25,604,391
      1,206,974   Marathon Oil Corp.                                           34,145,294
        670,746   Southwestern Energy Co.*                                     18,304,658
                                                                           --------------
                                                                           $  193,327,308
-----------------------------------------------------------------------------------------
                  Oil & Gas Refining & Marketing -- 1.3%
        406,740   Marathon Petroleum Corp.*                                $   36,712,352
        438,706   Phillips 66                                                  31,455,220
                                                                           --------------
                                                                           $   68,167,572
-----------------------------------------------------------------------------------------
                  Oil & Gas Storage & Transportation -- 0.5%
        689,204   Kinder Morgan, Inc./DE                                   $   29,160,221
                                                                           --------------
                  Total Energy                                             $  437,705,092
-----------------------------------------------------------------------------------------
                  MATERIALS -- 3.6%
                  Diversified Chemicals -- 0.6%
        742,486   The Dow Chemical Co.                                     $   33,864,786
-----------------------------------------------------------------------------------------
                  Fertilizers & Agricultural Chemicals -- 0.4%
        192,778   Monsanto Co.                                             $   23,031,188
-----------------------------------------------------------------------------------------
                  Industrial Gases -- 0.5%
        239,200   Airgas, Inc.                                             $   27,551,056
-----------------------------------------------------------------------------------------
                  Specialty Chemicals -- 2.1%
        504,292   Ecolab, Inc.                                             $   52,708,600
          9,886   Givaudan SA                                                  17,835,285

The accompanying notes are an integral part of these financial statements.

18 Pioneer Fund | Annual Report | 12/31/14

------------------------------------------------------------------------------------------
Shares                                                                     Value
------------------------------------------------------------------------------------------
                  Specialty Chemicals -- (continued)
        435,751   The Valspar Corp.                                        $   37,683,746
                                                                           --------------
                                                                           $  108,227,631
                                                                           --------------
                  Total Materials                                          $  192,674,661
-----------------------------------------------------------------------------------------
                  CAPITAL GOODS -- 7.6%
                  Aerospace & Defense -- 2.1%
        217,648   Honeywell International, Inc.                            $   21,747,388
        762,216   United Technologies Corp.                                    87,654,840
                                                                           --------------
                                                                           $  109,402,228
-----------------------------------------------------------------------------------------
                  Building Products -- 0.6%
        334,340   Allegion Plc                                             $   18,542,496
        246,689   Fortune Brands Home & Security, Inc.                         11,167,611
                                                                           --------------
                                                                           $   29,710,107
-----------------------------------------------------------------------------------------
                  Electrical Components & Equipment -- 0.7%
        308,563   Eaton Corp., Plc                                         $   20,969,941
        164,875   Rockwell Automation, Inc.                                    18,334,100
                                                                           --------------
                                                                           $   39,304,041
-----------------------------------------------------------------------------------------
                  Industrial Conglomerates -- 2.4%
        399,857   3M Co.                                                   $   65,704,502
      2,447,219   General Electric Co.                                         61,841,224
                                                                           --------------
                                                                           $  127,545,726
-----------------------------------------------------------------------------------------
                  Construction & Farm Machinery & Heavy Trucks -- 0.9%
        139,912   Cummins, Inc.                                            $   20,171,113
        386,763   PACCAR, Inc.                                                 26,303,752
                                                                           --------------
                                                                           $   46,474,865
-----------------------------------------------------------------------------------------
                  Industrial Machinery -- 0.9%
        767,254   Ingersoll-Rand Plc                                       $   48,636,231
-----------------------------------------------------------------------------------------
                  Trading Companies & Distributors -- 0.0%+
         79,609   NOW, Inc.                                                $    2,048,340
                                                                           --------------
                  Total Capital Goods                                      $  403,121,538
-----------------------------------------------------------------------------------------
                  TRANSPORTATION -- 2.8%
                  Airlines -- 0.4%
        400,000   American Airlines Group, Inc.                            $   21,452,000
-----------------------------------------------------------------------------------------
                  Railroads -- 2.4%
        100,000   Kansas City Southern                                     $   12,203,000
        456,660   Norfolk Southern Corp.                                       50,054,503
        523,748   Union Pacific Corp.                                          62,394,099
                                                                           --------------
                                                                           $  124,651,602
                                                                           --------------
                  Total Transportation                                     $  146,103,602
-----------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                      Pioneer Fund | Annual Report | 12/31/14 19

------------------------------------------------------------------------------------------
Shares                                                                     Value
------------------------------------------------------------------------------------------
                  AUTOMOBILES & COMPONENTS -- 0.4%
                  Auto Parts & Equipment -- 0.4%
        409,533   BorgWarner, Inc.                                         $   22,503,838
                                                                           --------------
                  Total Automobiles & Components                           $   22,503,838
-----------------------------------------------------------------------------------------
                  CONSUMER DURABLES & APPAREL -- 1.5%
                  Household Appliances -- 1.0%
        988,608   Electrolux AB                                            $   29,028,569
        137,465   Whirlpool Corp.                                              26,632,469
                                                                           --------------
                                                                           $   55,661,038
-----------------------------------------------------------------------------------------
                  Apparel, Accessories & Luxury Goods -- 0.5%
        197,722   PVH Corp.                                                $   25,342,029
                                                                           --------------
                  Total Consumer Durables & Apparel                        $   81,003,067
-----------------------------------------------------------------------------------------
                  CONSUMER SERVICES -- 0.1%
                  Education Services -- 0.1%
        197,722   Houghton Mifflin Harcourt Co.                            $    4,094,823
                                                                           --------------
                  Total Consumer Services                                  $    4,094,823
-----------------------------------------------------------------------------------------
                  MEDIA -- 6.8%
                  Broadcasting -- 1.4%
        364,312   CBS Corp. (Class B)                                      $   20,161,026
        751,625   Scripps Networks Interactive, Inc.                           56,574,814
                                                                           --------------
                                                                           $   76,735,840
-----------------------------------------------------------------------------------------
                  Movies & Entertainment -- 2.1%
        907,745   The Walt Disney Co.                                      $   85,500,502
        313,543   Time Warner, Inc.                                            26,782,843
                                                                           --------------
                                                                           $  112,283,345
-----------------------------------------------------------------------------------------
                  Publishing -- 3.3%
        305,961   Gannett Co., Inc.                                        $    9,769,335
      2,736,229   John Wiley & Sons, Inc.++                                   162,094,206
         34,249   Time, Inc.                                                      842,868
                                                                           --------------
                                                                           $  172,706,409
                                                                           --------------
                  Total Media                                              $  361,725,594
-----------------------------------------------------------------------------------------
                  RETAILING -- 5.0%
                  Department Stores -- 1.7%
        842,484   Macy's, Inc.                                             $   55,393,323
        426,528   Nordstrom, Inc.                                              33,862,058
                                                                           --------------
                                                                           $   89,255,381
-----------------------------------------------------------------------------------------
                  Apparel Retail -- 2.6%
        745,883   Ross Stores, Inc.                                        $   70,306,932
        953,610   The TJX Companies, Inc.                                      65,398,574
                                                                           --------------
                                                                           $  135,705,506
-----------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20 Pioneer Fund | Annual Report | 12/31/14

------------------------------------------------------------------------------------------
Shares                                                                     Value
------------------------------------------------------------------------------------------
                  Home Improvement Retail -- 0.7%
        357,975   The Home Depot, Inc.                                     $   37,576,636
                                                                           --------------
                  Total Retailing                                          $  262,537,523
-----------------------------------------------------------------------------------------
                  FOOD & STAPLES RETAILING -- 2.0%
                  Drug Retail -- 2.0%
      1,072,567   CVS Health Corp.                                         $  103,298,928
                                                                           --------------
                  Total Food & Staples Retailing                           $  103,298,928
-----------------------------------------------------------------------------------------
                  FOOD, BEVERAGE & TOBACCO -- 7.8%
                  Soft Drinks -- 2.3%
      1,008,042   Coca-Cola Enterprises, Inc.                              $   44,575,617
        392,823   Dr. Pepper Snapple Group, Inc.                               28,157,553
      1,146,636   The Coca-Cola Co.                                            48,410,972
                                                                           --------------
                                                                           $  121,144,142
-----------------------------------------------------------------------------------------
                  Packaged Foods & Meats -- 5.5%
        316,652   Campbell Soup Co.                                        $   13,932,688
        546,687   General Mills, Inc.                                          29,154,818
        395,823   Kraft Foods Group, Inc.*                                     24,802,269
        463,191   Mead Johnson Nutrition Co.                                   46,569,223
      1,476,964   Mondelez International, Inc.                                 53,650,717
      1,176,506   The Hershey Co.                                             122,274,269
                                                                           --------------
                                                                           $  290,383,984
                                                                           --------------
                  Total Food, Beverage & Tobacco                           $  411,528,126
-----------------------------------------------------------------------------------------
                  HOUSEHOLD & PERSONAL PRODUCTS -- 1.4%
                  Household Products -- 1.4%
        228,671   The Clorox Co.                                           $   23,829,805
        575,696   The Procter & Gamble Co.                                     52,440,149
                                                                           --------------
                                                                           $   76,269,954
                                                                           --------------
                  Total Household & Personal Products                      $   76,269,954
-----------------------------------------------------------------------------------------
                  HEALTH CARE EQUIPMENT & SERVICES -- 8.0%
                  Health Care Equipment -- 4.9%
      1,112,248   Abbott Laboratories                                      $   50,073,405
        449,863   Becton Dickinson and Co.                                     62,602,935
        664,027   CR Bard, Inc.                                               110,640,179
      1,824,807   Smith & Nephew Plc                                           33,786,265
                                                                           --------------
                                                                           $  257,102,784
-----------------------------------------------------------------------------------------
                  Health Care Distributors -- 1.2%
        303,690   McKesson Corp.                                           $   63,039,970
-----------------------------------------------------------------------------------------
                  Health Care Services -- 0.9%
        333,281   DaVita HealthCare Partners, Inc.*                        $   25,242,703
        259,702   Express Scripts Holding Co.*                                 21,988,968
                                                                           --------------
                                                                           $   47,231,671
-----------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                      Pioneer Fund | Annual Report | 12/31/14 21

------------------------------------------------------------------------------------------
Shares                                                                     Value
------------------------------------------------------------------------------------------
                  Managed Health Care -- 1.0%
        459,084   Aetna, Inc.                                              $   40,780,432
        105,845   Humana, Inc.                                                 15,202,517
                                                                           --------------
                                                                           $   55,982,949
                                                                           --------------
                  Total Health Care Equipment & Services                   $  423,357,374
-----------------------------------------------------------------------------------------
                  PHARMACEUTICALS, BIOTECHNOLOGY
                  & LIFE SCIENCES -- 11.7%
                  Biotechnology -- 2.4%
        331,620   Alnylam Pharmaceuticals, Inc.*                           $   32,167,140
        654,055   Celgene Corp.*                                               73,162,592
        232,253   Gilead Sciences, Inc.*                                       21,892,168
                                                                           --------------
                                                                           $  127,221,900
-----------------------------------------------------------------------------------------
                  Pharmaceuticals -- 8.3%
        951,158   AbbVie, Inc.                                             $   62,243,780
        366,397   AstraZeneca Plc (A.D.R.)                                     25,787,021
        364,715   Eli Lilly & Co.                                              25,161,688
        560,177   GlaxoSmithKline Plc (A.D.R.)                                 23,941,965
        806,434   Johnson & Johnson                                            84,328,803
        319,137   Mallinckrodt Plc*                                            31,604,137
        812,652   Merck & Co., Inc.                                            46,150,507
        888,448   Pfizer, Inc.                                                 27,675,155
         73,989   Roche Holding AG                                             20,093,204
        395,443   Shire Plc                                                    27,936,784
      1,399,463   Zoetis, Inc.                                                 60,218,893
                                                                           --------------
                                                                           $  435,141,937
-----------------------------------------------------------------------------------------
                  Life Sciences Tools & Services -- 1.0%
        426,090   Thermo Fisher Scientific, Inc.                           $   53,384,816
                                                                           --------------
                  Total Pharmaceuticals, Biotechnology & Life Sciences     $  615,748,653
-----------------------------------------------------------------------------------------
                  BANKS -- 8.5%
                  Diversified Banks -- 5.6%
      3,230,169   Bank of America Corp.                                    $   57,787,723
        246,930   Canadian Imperial Bank of Commerce                           21,205,480
      1,601,885   US Bancorp/MN                                                72,004,731
      2,598,318   Wells Fargo & Co.                                           142,439,793
                                                                           --------------
                                                                           $  293,437,727
-----------------------------------------------------------------------------------------
                  Regional Banks -- 2.9%
        976,432   BB&T Corp.                                               $   37,973,440
      1,927,994   KeyCorp                                                      26,799,117
      1,000,000   Regions Financial Corp.                                      10,560,000
        866,429   The PNC Financial Services Group, Inc.                       79,044,318
                                                                           --------------
                                                                           $  154,376,875
                                                                           --------------
                  Total Banks                                              $  447,814,602
-----------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

22 Pioneer Fund | Annual Report | 12/31/14

------------------------------------------------------------------------------------------
Shares                                                                     Value
------------------------------------------------------------------------------------------
                  DIVERSIFIED FINANCIALS -- 4.1%
                  Consumer Finance -- 1.0%
        349,128   American Express Co.                                     $   32,482,869
        342,640   Discover Financial Services, Inc.                            22,439,494
                                                                           --------------
                                                                           $   54,922,363
-----------------------------------------------------------------------------------------
                  Asset Management & Custody Banks -- 2.0%
        698,337   Franklin Resources, Inc.                                 $   38,666,920
        713,112   Invesco, Ltd.                                                28,182,186
        464,270   State Street Corp.                                           36,445,195
                                                                           --------------
                                                                           $  103,294,301
-----------------------------------------------------------------------------------------
                  Investment Banking & Brokerage -- 1.1%
        693,842   Morgan Stanley Co.                                       $   26,921,070
      1,081,989   The Charles Schwab Corp.                                     32,665,248
                                                                           --------------
                                                                           $   59,586,318
                                                                           --------------
                  Total Diversified Financials                             $  217,802,982
-----------------------------------------------------------------------------------------
                  INSURANCE -- 2.7%
                  Property & Casualty Insurance -- 2.7%
        933,138   The Chubb Corp.                                          $   96,551,789
        452,398   The Travelers Companies, Inc.                                47,886,328
                                                                           --------------
                                                                           $  144,438,117
                                                                           --------------
                  Total Insurance                                          $  144,438,117
-----------------------------------------------------------------------------------------
                  REAL ESTATE -- 0.1%
                  Specialized REIT -- 0.1%
        111,463   Outfront Media, Inc.                                     $    2,991,667
                                                                           --------------
                  Total Real Estate                                        $    2,991,667
-----------------------------------------------------------------------------------------
                  SOFTWARE & SERVICES -- 8.2%
                  Internet Software & Services -- 2.4%
        390,714   eBay, Inc.*                                              $   21,926,870
        701,962   Facebook, Inc.*                                              54,767,075
         44,187   Google, Inc.*                                                23,448,273
         49,130   Google, Inc. (Class C)                                       25,862,032
                                                                           --------------
                                                                           $  126,004,250
-----------------------------------------------------------------------------------------
                  IT Consulting & Other Services -- 0.1%
      1,000,000   Fujitsu, Ltd.                                            $    5,375,214
-----------------------------------------------------------------------------------------
                  Data Processing & Outsourced Services -- 2.6%
        456,944   Automatic Data Processing, Inc.                          $   38,095,421
        337,469   DST Systems, Inc.                                            31,772,706
        620,487   Fiserv, Inc.*                                                44,035,962
         97,433   Visa, Inc.                                                   25,546,933
                                                                           --------------
                                                                           $  139,451,022
-----------------------------------------------------------------------------------------
                  Application Software -- 0.1%
        127,726   CDK Global, Inc.                                         $    5,206,112
-----------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                      Pioneer Fund | Annual Report | 12/31/14 23

------------------------------------------------------------------------------------------
Shares                                                                     Value
------------------------------------------------------------------------------------------
                  Systems Software -- 3.0%
      2,882,677   Microsoft Corp.                                          $  133,900,347
        878,052   Symantec Corp.                                               22,526,424
                                                                           --------------
                                                                           $  156,426,771
                                                                           --------------
                  Total Software & Services                                $  432,463,369
-----------------------------------------------------------------------------------------
                  TECHNOLOGY HARDWARE & EQUIPMENT -- 5.0%
                  Communications Equipment -- 0.8%
        327,551   F5 Networks, Inc.*                                       $   42,733,941
-----------------------------------------------------------------------------------------
                  Computer Storage & Peripherals -- 3.6%
      1,160,874   Apple, Inc.                                              $  128,137,272
      2,047,817   EMC Corp.                                                    60,902,078
                                                                           --------------
                                                                           $  189,039,350
-----------------------------------------------------------------------------------------
                  Technology Hardware Storage & Peripherals -- 0.6%
        778,892   NetApp, Inc.                                             $   32,285,073
                                                                           --------------
                  Total Technology Hardware & Equipment                    $  264,058,364
-----------------------------------------------------------------------------------------
                  SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 2.4%
                  Semiconductor Equipment -- 0.5%
        261,975   ASML Holding NV (A.D.R.)                                 $   28,248,764
-----------------------------------------------------------------------------------------
                  Semiconductors -- 1.9%
        764,777   Analog Devices, Inc.                                     $   42,460,419
        669,890   Intel Corp.                                                  24,310,308
        709,536   Xilinx, Inc.                                                 30,715,813
                                                                           --------------
                                                                           $   97,486,540
                                                                           --------------
                  Total Semiconductors & Semiconductor Equipment           $  125,735,304
-----------------------------------------------------------------------------------------
                  TELECOMMUNICATION SERVICES -- 0.4%
                  Integrated Telecommunication Services -- 0.4%
        444,768   Verizon Communications, Inc.                             $   20,806,247
                                                                           --------------
                  Total Telecommunication Services                         $   20,806,247
-----------------------------------------------------------------------------------------
                  UTILITIES -- 1.5%
                  Electric Utilities -- 1.5%
        761,567   American Electric Power Co., Inc.                        $   46,242,348
        323,214   NextEra Energy, Inc.*                                        34,354,416
                                                                           --------------
                                                                           $   80,596,764
                                                                           --------------
                  Total Utilities                                          $   80,596,764
-----------------------------------------------------------------------------------------
                  TOTAL COMMON STOCKS
                  (Cost $3,105,578,262)                                    $5,278,380,189
-----------------------------------------------------------------------------------------
                  TOTAL INVESTMENT IN SECURITIES -- 99.9%
                  (Cost $3,105,578,262) (a)                                $5,278,380,189
-----------------------------------------------------------------------------------------
                  OTHER ASSETS & LIABILITIES -- 0.1%                       $    4,442,348
-----------------------------------------------------------------------------------------
                  TOTAL NET ASSETS -- 100.0%                               $5,282,822,537
=========================================================================================

The accompanying notes are an integral part of these financial statements.

24 Pioneer Fund | Annual Report | 12/31/14

*          Non-income producing security.

+          Amount rounds to less than 0.1%.

++ Investment held by the Fund representing 5% or more of the outstanding voting stock of such company. See Notes to Financial Statements -- Note 8.

(A.D.R.)   American Depositary Receipts.

REIT       Real Estate Investment Trust.

(a) At December 31, 2014, the net unrealized appreciation on investments based on cost for federal income tax purposes of $3,105,509,810 was as follows:

           Aggregate gross unrealized appreciation for all investments in which
               there is an excess of value over tax cost                            $ 2,209,800,723

           Aggregate gross unrealized depreciation for all investments in which
               there is an excess of tax cost over value                                (36,930,344)
                                                                                    ---------------
           Net unrealized appreciation                                              $ 2,172,870,379
                                                                                    ===============

Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2014 aggregated $1,319,453,941 and $1,807,885,470, respectively.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

     Level 1 -- quoted prices in active markets for identical securities.

     Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

     Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services or broker-dealers) as Level 3.

The following is a summary of the inputs used as of December 31, 2014, in valuing the Fund's investments:

--------------------------------------------------------------------------------
                            Level 1           Level 2   Level 3   Total
--------------------------------------------------------------------------------
Common Stocks               $5,278,380,189    $ --      $ --      $5,278,380,189
--------------------------------------------------------------------------------
Total                       $5,278,380,189    $ --      $ --      $5,278,380,189
================================================================================

During the year ended December 31, 2014, there were no transfers between Levels 1, 2 and 3.

The following is a summary of the fair valuation of certain Fund's assets and liabilities as of December 31, 2014.

--------------------------------------------------------------------------------
                                      Level 1     Level 2   Level 3    Total
--------------------------------------------------------------------------------
Assets:
Foreign currencies, at value          $ --        $18       $ --       $18
--------------------------------------------------------------------------------
Total:                                $ --        $18       $ --       $18
================================================================================

The accompanying notes are an integral part of these financial statements.

                                      Pioneer Fund | Annual Report | 12/31/14 25

Statement of Assets and Liabilities | 12/31/14

ASSETS:
  Investment in securities of unaffiliated issuers, at value
     (cost $3,099,853,304)                                                        $5,116,285,983
  Investment in securities of affiliated issuers, at value
     (cost $5,724,958)                                                               162,094,206
-------------------------------------------------------------------------------------------------
     Total investment in securities, at value (cost $3,105,578,262)               $5,278,380,189
  Foreign currency (cost $19)                                                                 18
  Receivables --
     Investment securities sold                                                       11,367,513
     Fund shares sold                                                                  1,346,255
     Dividends                                                                         8,183,734
  Other assets                                                                            65,153
-------------------------------------------------------------------------------------------------
        Total assets                                                              $5,299,342,862
=================================================================================================
LIABILITIES:
   Payables --
      Fund shares repurchased                                                     $   11,370,125
      Dividends                                                                           15,149
   Due to custodian                                                                    3,961,625
   Due to affiliates                                                                   1,026,180
   Accrued expenses                                                                      147,246
-------------------------------------------------------------------------------------------------
         Total liabilities                                                        $   16,520,325
=================================================================================================
NET ASSETS:
  Paid-in capital                                                                 $3,051,526,194
  Undistributed net investment income                                                    952,128
  Accumulated net realized gain on investments and foreign currency transactions      57,542,305
  Net unrealized appreciation on investments                                       2,172,801,927
  Net unrealized depreciation on other assets and liabilities denominated
     in foreign currencies                                                                   (17)
-------------------------------------------------------------------------------------------------
         Total net assets                                                         $5,282,822,537
=================================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
   Class A (based on $4,766,086,265/129,957,972 shares)                           $        36.67
   Class C (based on $160,608,200/4,727,943 shares)                               $        33.97
   Class R (based on $66,381,920/1,803,806 shares)                                $        36.80
   Class Y (based on $288,846,066/7,818,720 shares)                               $        36.94
   Class Z (based on $900,086/24,454 shares)                                      $        36.81
MAXIMUM OFFERING PRICE:
   Class A ($36.67 /94.25%)                                                       $        38.91
=================================================================================================

The accompanying notes are an integral part of these financial statements.

26 Pioneer Fund | Annual Report | 12/31/14

Statement of Operations

For the Year Ended 12/31/14

INVESTMENT INCOME:
   Dividends (net of foreign taxes withheld of $166,833 and
       including income from affiliated issuers of $3,064,576)      $   98,945,993
   Interest                                                                  1,077
-----------------------------------------------------------------------------------------------------
           Total investment income                                                   $   98,947,070
-----------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees
      Basic fee                                                     $   31,307,192
      Performance adjustment                                            (5,537,839)
  Transfer agent fees and expenses
      Class A                                                            5,788,130
      Class B*                                                             146,219
      Class C                                                               96,038
      Class R                                                               10,496
      Class Y                                                               15,583
      Class Z                                                                  787
  Distribution fees
      Class A                                                           11,654,608
      Class B*                                                             210,193
      Class C                                                            1,588,671
      Class R                                                              358,141
  Shareholder communications expense                                     2,867,607
  Administrative reimbursement                                           1,526,422
  Custodian fees                                                            71,815
  Registration fees                                                        130,253
  Professional fees                                                        202,900
  Printing expense                                                          68,055
  Fees and expenses of nonaffiliated Trustees                              216,274
  Miscellaneous                                                            147,789
-----------------------------------------------------------------------------------------------------
      Total expenses                                                                 $   50,869,334
-----------------------------------------------------------------------------------------------------
         Interest expense                                                            $       97,820
-----------------------------------------------------------------------------------------------------
      Total operating and interest expense                                           $   50,967,154
-----------------------------------------------------------------------------------------------------
         Net investment income                                                       $   47,979,916
-----------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) on:
     Investments                                                    $  835,857,483
     Foreign currency contracts and other assets and
        liabilities denominated in foreign currencies                      (95,233)  $  835,762,250
-----------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation on:
     Investments                                                                     $ (344,089,375)
-----------------------------------------------------------------------------------------------------
  Net gain on investments and foreign currency transactions                          $  491,672,875
-----------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                               $  539,652,791
=====================================================================================================

* Class B shares converted to Class A shares on November 10, 2014.

The accompanying notes are an integral part of these financial statements.

                                      Pioneer Fund | Annual Report | 12/31/14 27

Statements of Changes in Net Assets

--------------------------------------------------------------------------------------------------
                                                                Year Ended         Year Ended
                                                                12/31/14           12/31/13
--------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                           $   47,979,916     $   50,608,083
Net realized gain on investments and foreign
  currency transactions                                            835,762,250        372,815,117
Change in net unrealized appreciation (depreciation)
  on investments and foreign currency transactions                (344,089,375)       994,398,766
--------------------------------------------------------------------------------------------------
      Net increase in net assets resulting from operations      $  539,652,791     $1,417,821,966
--------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class A ($0.36 and $0.38 per share, respectively)         $  (43,286,338)    $  (42,950,510)
      Class B ($0.00 and $0.00 per share, respectively)*                    --                 --
      Class C ($0.08 and $0.11 per share, respectively)               (358,512)          (461,604)
      Class R ($0.22 and $0.21 per share, respectively)               (394,837)          (528,897)
      Class Y ($0.48 and $0.49 per share, respectively)             (3,602,462)        (5,878,505)
      Class Z ($0.42 and $0.41 per share, respectively)                 (9,858)           (11,088)
Net realized gain:
      Class A ($6.42 and $3.49 per share, respectively)           (720,263,364)      (382,373,867)
      Class B ($0.00 and $3.49 per share, respectively)*                    --         (2,557,327)
      Class C ($6.42 and $3.49 per share, respectively)            (25,854,954)       (14,048,872)
      Class R ($6.42 and $3.49 per share, respectively)            (10,244,800)        (7,429,622)
      Class Y ($6.42 and $3.49 per share, respectively)            (44,925,999)       (33,476,898)
      Class Z ($6.42 and $3.49 per share, respectively)               (123,833)           (90,188)
--------------------------------------------------------------------------------------------------
           Total distributions to shareowners                   $ (849,064,957)    $ (489,807,378)
--------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale or exchange of shares                    $  255,595,413     $  257,020,786
Reinvestment of distributions                                      795,751,153        456,924,808
Cost of shares repurchased                                        (743,158,175)      (953,687,788)
Redemption in kind                                                          --        (32,712,314)
--------------------------------------------------------------------------------------------------
      Net increase (decrease) in net assets resulting from
          Fund share transactions                               $  308,188,391     $ (272,454,508)
--------------------------------------------------------------------------------------------------
      Net increase (decrease) in net assets                     $   (1,223,775)    $  655,560,080
NET ASSETS:
Beginning of year                                               $5,284,046,312     $4,628,486,232
--------------------------------------------------------------------------------------------------
End of year                                                     $5,282,822,537     $5,284,046,312
--------------------------------------------------------------------------------------------------
Undistributed net investment income                             $      952,128     $      761,573
==================================================================================================

* Class B shares converted to Class A shares on November 10, 2014.

The accompanying notes are an integral part of these financial statements.

28 Pioneer Fund | Annual Report | 12/31/14

-------------------------------------------------------------------------------------------------
                                 '14 Shares       '14 Amount       '13 Shares    '13 Amount
-------------------------------------------------------------------------------------------------
Class A
Shares sold                         4,604,900    $ 184,237,724       4,235,363   $  157,465,358
Reinvestment of distributions      19,702,826      730,715,726      10,621,087      406,006,438
Less shares repurchased           (12,841,584)    (511,187,497)    (14,674,867)    (543,916,798)
-------------------------------------------------------------------------------------------------
      Net increase                 11,466,142    $ 403,765,953         181,583   $   19,554,998
=================================================================================================
Class B*
Shares sold or exchanged                8,994    $     345,622          16,168   $      586,516
Reinvestment of distributions              --               --          68,839        2,518,825
Less shares repurchased              (783,985)     (31,232,150)       (389,261)     (13,850,025)
-------------------------------------------------------------------------------------------------
      Net decrease                   (774,991)   $ (30,886,528)       (304,254)  $  (10,744,684)
=================================================================================================
Class C
Shares sold                           718,381    $  25,751,139         578,855   $   20,550,122
Reinvestment of distributions         431,978       14,782,193         232,481        8,338,696
Less shares repurchased              (780,455)     (29,100,860)       (885,068)     (30,853,131)
-------------------------------------------------------------------------------------------------
      Net increase (decrease)         369,904    $  11,432,472         (73,732)  $   (1,964,313)
=================================================================================================
Class R
Shares sold                           166,231    $   6,677,929         233,461   $    8,627,560
Reinvestment of distributions         279,046       10,373,026         203,722        7,796,829
Less shares repurchased              (809,330)     (32,150,928)     (1,469,462)     (54,782,146)
-------------------------------------------------------------------------------------------------
      Net decrease                   (364,053)   $ (15,099,973)     (1,032,279)  $  (38,357,757)
=================================================================================================
Class Y
Shares sold                           967,963    $  38,454,061       1,853,808   $   69,526,866
Reinvestment of distributions       1,061,920       39,746,517         838,109       32,162,744
Less shares repurchased            (3,512,408)    (139,087,481)     (8,281,330)    (309,728,965)
Redemption in kind                         --              --         (885,553)     (32,712,314)
-------------------------------------------------------------------------------------------------
      Net decrease                 (1,482,525)   $ (60,886,903)     (6,474,966)  $ (240,751,669)
=================================================================================================
Class Z
Shares sold                             3,452    $     128,938           6,918   $      264,364
Reinvestment of distributions           3,588          133,691           2,641          101,276
Less shares repurchased                (9,956)        (399,259)        (15,355)        (556,723)
-------------------------------------------------------------------------------------------------
      Net decrease                     (2,916)   $    (136,630)         (5,796)  $     (191,083)
=================================================================================================

* Class B shares converted to Class A shares on November 10, 2014.

The accompanying notes are an integral part of these financial statements.

                                      Pioneer Fund | Annual Report | 12/31/14 29

Financial Highlights

------------------------------------------------------------------------------------------------------------------------------------
                                                                       Year        Year        Year         Year         Year
                                                                       Ended       Ended       Ended        Ended        Ended
                                                                       12/31/14    12/31/13    12/31/12     12/31/11     12/31/10
------------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                                   $    39.18  $    32.45  $    38.62       40.96        35.72
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                                        $     0.37  $     0.38  $     0.48        0.46         0.35
   Net realized and unrealized gain (loss) on investments                    3.90       10.22        3.14       (2.34)        5.22
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                     $     4.27  $    10.60  $     3.62       (1.88)        5.57
------------------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                               $    (0.36) $    (0.38) $    (0.49)      (0.46)       (0.33)
   Net realized gain                                                        (6.42)      (3.49)      (9.30)         --           --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                    $    (6.78) $    (3.87) $    (9.79)      (0.46)       (0.33)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                             $    (2.51) $     6.73  $    (6.17)      (2.34)        5.24
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                         $    36.67  $    39.18  $    32.45       38.62        40.96
====================================================================================================================================
Total return*                                                               10.86%      33.06%       9.90%      (4.59)%      15.72%
Ratio of total expenses plus interest expense to average
   net assets (a)                                                            0.96%       0.97%       1.01%       1.09%        1.16%
Ratio of net investment income (loss) to average net assets                  0.94%       1.02%       1.24%       1.11%        0.94%
Portfolio turnover rate                                                        25%          7%         41%         10%          10%
Net assets, end of period (in thousands)                               $4,766,086  $4,642,106  $3,839,361   3,976,835    4,526,447
====================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(a) Includes interest expense of 0.00%+, 0.00%, 0.00%, 0.00% and 0.00%, respectively.

+   Amount rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

30 Pioneer Fund | Annual Report | 12/31/14

---------------------------------------------------------------------------------------------------------------------------------
                                                                         Year       Year       Year       Year        Year
                                                                         Ended      Ended      Ended      Ended       Ended
                                                                         12/31/14   12/31/13   12/31/12   12/31/11    12/31/10
---------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                                     $  36.75   $  30.64   $  36.99   $  39.26    $  34.26
---------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                                          $   0.06   $   0.09   $   0.17   $   0.13    $   0.05
   Net realized and unrealized gain (loss) on investments                    3.66       9.62       2.99      (2.23)       5.01
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                       $   3.72   $   9.71   $   3.16   $  (2.10)   $   5.06
---------------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                                 $  (0.08)  $  (0.11)  $  (0.21)  $  (0.17)   $  (0.06)
   Net realized gain                                                        (6.42)     (3.49)     (9.30)        --          --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                      $  (6.50)  $  (3.60)  $  (9.51)  $  (0.17)   $  (0.06)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                               $  (2.78)  $   6.11   $  (6.35)  $  (2.27)   $   5.00
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                           $  33.97   $  36.75   $  30.64   $  36.99    $  39.26
=================================================================================================================================
Total return*                                                               10.04%     32.00%      9.06%     (5.33)%     14.80%
Ratio of total expenses plus interest expense to average net assets (a)      1.73%      1.74%      1.80%      1.87%       1.96%
Ratio of net investment income (loss) to average net assets                  0.16%      0.25%      0.45%      0.33%       0.14%
Portfolio turnover rate                                                        25%         7%        41%        10%         10%
Net assets, end of period (in thousands)                                 $160,608   $160,158   $135,811   $147,166    $177,540
=================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(a) Includes interest expense of 0.00%+, 0.00%, 0.00%, 0.00% and 0.00%, respectively.

+   Amount rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

                                      Pioneer Fund | Annual Report | 12/31/14 31

--------------------------------------------------------------------------------------------------------------------
                                                               Year       Year       Year       Year       Year
                                                               Ended      Ended      Ended      Ended      Ended
                                                               12/31/14   12/31/13   12/31/12   12/31/11   12/31/10
--------------------------------------------------------------------------------------------------------------------
Class R
Net asset value, beginning of period                           $ 39.27    $ 32.51    $ 38.67    $ 41.00    $ 35.76
--------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                                $  0.25    $  0.25    $  0.36    $  0.34    $  0.22
   Net realized and unrealized gain (loss) on investments         3.92      10.21       3.14      (2.33)      5.23
--------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations             $  4.17    $ 10.46    $  3.50    $ (1.99)   $  5.45
--------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                       $ (0.22)   $ (0.21)   $ (0.36)   $ (0.34)   $ (0.21)
   Net realized gain                                             (6.42)     (3.49)     (9.30)        --         --
--------------------------------------------------------------------------------------------------------------------
Total distributions                                            $ (6.64)   $ (3.70)   $ (9.66)   $ (0.34)   $ (0.21)
--------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                     $ (2.47)   $  6.76    $ (6.16)   $ (2.33)   $  5.24
--------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                 $ 36.80    $ 39.27    $ 32.51    $ 38.67    $ 41.00
====================================================================================================================
Total return*                                                    10.56%    32.52%      9.57%     (4.85)%     15.31%
Ratio of total expenses plus interest expense to average
    net assets (a)                                                1.27%     1.34%      1.33%      1.38%       1.50%
Ratio of net investment income (loss) to average net assets       0.61%     0.64%      0.92%      0.83%       0.60%
Portfolio turnover rate                                             25%        7%        41%        10%         10%
Net assets, end of period (in thousands)                       $66,382   $85,141   $104,042   $127,377    $137,683
====================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(a) Includes interest expense of 0.00%+, 0.00%, 0.00%, 0.00% and 0.00%, respectively.

+   Amount rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

32 Pioneer Fund | Annual Report | 12/31/14

-----------------------------------------------------------------------------------------------------------------------------------
                                                                         Year       Year       Year       Year          Year
                                                                         Ended      Ended      Ended      Ended         Ended
                                                                         12/31/14   12/31/13   12/31/12   12/31/11      12/31/10
-----------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                                     $  39.40   $  32.61   $  38.75   $    41.09    $    35.84
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                                          $   0.55   $   0.53   $   0.75   $     0.60    $     0.49
   Net realized and unrealized gain (loss) on investments                    3.89      10.24       3.03        (2.34)         5.25
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                       $   4.44   $  10.77   $   3.78   $    (1.74)   $     5.74
-----------------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                                 $  (0.48)  $  (0.49)  $  (0.62)  $    (0.60)   $    (0.49)
   Net realized gain                                                        (6.42)     (3.49)     (9.30)          --            --
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                      $  (6.90)  $  (3.98)  $  (9.92)  $    (0.60)   $    (0.49)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                               $  (2.46)  $   6.79   $  (6.14)  $    (2.34)   $     5.25
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                           $  36.94   $  39.40   $  32.61   $    38.75    $    41.09
===================================================================================================================================
Total return*                                                               11.23%     33.46%     10.29%       (4.22)%       16.17%
Ratio of total expenses plus interest expense to average net assets (a)      0.66%      0.63%      0.66%        0.72%         0.74%
Ratio of net investment income (loss) to average net assets                  1.23%      1.35%      1.54%        1.49%         1.37%
Portfolio turnover rate                                                        25%         7%        41%          10%           10%
Net assets, end of period (in thousands)                                 $288,846   $366,513   $514,457   $1,860,141    $1,929,967
===================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.

(a) Includes interest expense of 0.00%+, 0.00%, 0.00%, 0.00% and 0.00%, respectively.

+   Amount rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

                                      Pioneer Fund | Annual Report | 12/31/14 33

---------------------------------------------------------------------------------------------------------------------------
                                                                         Year      Year      Year      Year       Year
                                                                         Ended     Ended     Ended     Ended      Ended
                                                                         12/31/14  12/31/13  12/31/12  12/31/11   12/31/10
---------------------------------------------------------------------------------------------------------------------------
Class Z
Net asset value, beginning of period                                     $ 39.29   $ 32.53   $ 38.68   $ 41.03    $ 35.80
---------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                                          $  0.44   $  0.43   $  0.55   $  0.50    $  0.48
   Net realized and unrealized gain (loss) on investments                   3.92     10.23      3.15     (2.28)      5.23
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                       $  4.36   $ 10.66   $  3.70   $ (1.78)   $  5.71
---------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                                 $ (0.42)  $ (0.41)  $ (0.55)  $ (0.57)   $ (0.48)
   Net realized gain                                                       (6.42)    (3.49)    (9.30)       --         --
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                                      $ (6.84)  $ (3.90)  $ (9.85)  $ (0.57)   $ (0.48)
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                               $ (2.48)  $  6.76   $ (6.15)  $ (2.35)   $  5.23
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                           $ 36.81   $ 39.29   $ 32.53   $ 38.68    $ 41.03
===========================================================================================================================
Total return*                                                              11.09%    33.18%    10.09%    (4.34)%    16.09%
Ratio of total expenses plus interest expense to average net assets (a)     0.79%     0.85%     0.85%     0.85%      0.80%
Ratio of net investment income (loss) to average net assets                 1.10%     1.14%     1.40%     1.39%      1.31%
Portfolio turnover rate                                                       25%        7%       41%       10%        10%
Net assets, end of period (in thousands)                                 $   900   $ 1,075   $ 1,079   $ 1,042    $   580
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses plus interest expense to average net assets (a)           0.79%     0.85%     0.87%     0.99%      0.80%
   Net investment income (loss) to average net assets                       1.10%     1.14%     1.38%     1.25%      1.31%
===========================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.

(a) Includes interest expense of 0.00%+, 0.00%, 0.00%, 0.00% and 0.00%, respectively.

+   Amount rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

34 Pioneer Fund | Annual Report | 12/31/14

Notes to Financial Statements | 12/31/14

1. Organization and Significant Accounting Policies

Pioneer Fund (the Fund) is a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to provide reasonable income and capital growth.

The Fund offers five classes of shares designated as Class A, Class C, Class R, Class Y and Class Z shares. Class Z shares were first publicly offered on April 30, 2007. The Fund ceased to offer Class B shares on November 10, 2014. Class B shares were converted to Class A shares as of the close of business on November 10, 2014. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y or Class Z shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

                                      Pioneer Fund | Annual Report | 12/31/14 35

A.  Security Valuation

    Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
    (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued at the mean between the last bid and asked prices. Shares of money market mutual funds are valued at such funds' net asset value. Cash may include overnight time deposits at approved financial institutions.

    Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times.

    Securities for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc.
    (PIM), the Fund's investment adviser, pursuant to procedures adopted by the Fund's Board of Trustees. PIM's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. PIM's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

    Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material.

    At December 31, 2014, there were no securities that were valued using fair value methods (other than securities that were valued using prices supplied by independent pricing services or broker-dealers).

36 Pioneer Fund | Annual Report | 12/31/14

B.  Investment Income and Transactions

    Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

    Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.  Foreign Currency Translation

    The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

    Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in the market prices of those securities but are included with the net realized and unrealized gain or loss on investments.

D.  Forward Foreign Currency Contracts

    The Fund may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation is recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (See Note 6).

E.  Federal Income Taxes

    It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of December 31, 2014, the Fund did not accrue any interest or penalties related to uncertain tax positions, which, if applicable, would be recorded as

                                      Pioneer Fund | Annual Report | 12/31/14 37
    an income tax expense in the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by Federal and State tax authorities.

    The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences. At December 31, 2014, the Fund reclassified $137,354 to decrease undistributed net investment income, $137,354 to increase accumulated net realized gain on investments and foreign currency transactions to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.

    At December 31, 2014, the Fund had a capital loss carryforward of $296,694, which will expire in 2016 if not utilized.

    At December 31, 2014 a capital loss carryforward of $148,347 was utilized to offset realized gains of the Fund.

    The tax character of distributions paid during the years ended December 31, 2014 and December 31, 2013 were as follows:

    ----------------------------------------------------------------------------
                                                    2014                    2013
    ----------------------------------------------------------------------------
    Distributions paid from:
    Ordinary income                         $ 47,652,007            $ 59,166,847
    Long-term capital gain                   801,412,950             430,640,531
    ----------------------------------------------------------------------------
           Total                            $849,064,957            $489,807,378
    ============================================================================

    The following shows the components of distributable earnings on a federal income tax basis at December 31, 2014:

    ----------------------------------------------------------------------------
                                                                           2014
    ----------------------------------------------------------------------------
    Distributable earnings:
    Undistributed ordinary income                                $       46,839
    Undistributed long-term capital gain                             58,675,836
    Capital loss carryforward                                          (296,694)
    Net unrealized appreciation                                   2,172,870,362
    ----------------------------------------------------------------------------
         Total                                                   $2,231,296,343
    ============================================================================

    The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales and on the tax-basis adjustments on common stocks.

38 Pioneer Fund | Annual Report | 12/31/14

F.  Fund Shares

    The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $581,868 in underwriting commissions on the sale of Class A shares during the year ended December 31, 2014.

G.  Class Allocations

    Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

    Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C and Class R shares of the Fund, respectively (see Note 4). Class Y and Class Z shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see
    Note 3).

    Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, Class R, Class Y and Class Z shares can reflect different transfer agent and distribution expense rates.

H.  Risks

    At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

I.  Repurchase Agreements

    With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price. At December 31, 2014, the Fund had no outstanding repurchase agreements.

                                      Pioneer Fund | Annual Report | 12/31/14 39

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.60% of the Fund's average daily net assets up to $7.5 billion, 0.575% on the next $2.5 billion and 0.55% on assets over $10 billion. The basic fee can increase or decrease by a maximum of 0.10% based on the investment performance of the Fund's Class A shares as compared to the Standard and Poor's 500 Index. The performance comparison is made for a rolling 36-month period. In addition, Pioneer contractually limits any positive adjustment of the Fund's management fee to 0.10% of the Fund's average daily net assets on an annual basis (i.e., to a maximum annual fee of 0.70% after the performance adjustment). For the year ended December 31, 2014, the aggregate performance adjustment resulted in a decrease to the basic fee of $5,537,839. For the year ended December 31, 2014, the net management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.49% of the Fund's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses of the Fund to the extent required to reduce Fund expenses to 0.85% of the average daily net assets attributable to Class Z shares. The expense limitation for Class Z shares is in effect through May 1, 2016. Fees waived and expenses reimbursed during the year ended December 31, 2014 are reflected on the Statement of Operations. Class A, Class C, Class R and Class Y shares do not have an expense limitation. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $154,632 in management fees, administrative costs and certain other reimbursements payable to PIM at December 31, 2014.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the year ended December 31, 2014, such out-of-pocket expenses by class of shares were as follows:

40 Pioneer Fund | Annual Report | 12/31/14

--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
Class A                                                               $2,119,749
Class B                                                                   36,864
Class C                                                                  212,063
Class R                                                                  157,019
Class Y                                                                  340,335
Class Z                                                                    1,577
--------------------------------------------------------------------------------
  Total                                                               $2,867,607
================================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $738,903 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at December 31, 2014.

4. Distribution and Service Plans

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class C and Class R shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Pursuant to the Plan, the Fund further pays PFD 0.50% of the average daily net assets attributable to Class R shares for distribution services. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $132,645 in distribution fees payable to PFD at December 31, 2014.

The Fund also has adopted a separate service plan for Class R shares (Service
Plan). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class R shares held by such plans.

In addition, redemptions of each class of shares (except Class R, Class Y and Class Z shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class R, Class Y or Class Z shares. Proceeds from the CDSCs are paid to PFD. For the year ended December 31, 2014, CDSCs in the amount of $13,828 were paid to PFD.

                                      Pioneer Fund | Annual Report | 12/31/14 41

5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the year ended December 31, 2014, the Fund's expenses were not reduced under such arrangements.

6. Forward Foreign Currency Contracts

During the year ended December 31, 2014, the Fund entered into various forward foreign currency contracts that obligate the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Fund may close out such contract by entering into an offsetting contract. There were no forward foreign currency contracts outstanding at December 31, 2014.

7. Affiliated Companies

The Fund's investments in certain companies may exceed 5% of the outstanding voting stock of those companies. Such companies are deemed affiliates of the Fund for financial reporting purposes. The following summarizes transactions with affiliates of the Fund for the year ended December 31, 2014:

------------------------------------------------------------------------------------------------
                           Beginning                          Ending
                           Balance     Purchases   Sales      Balance    Dividend
Affiliates                 (shares)    (shares)    (shares)   (shares)   Income     Value
------------------------------------------------------------------------------------------------
John Wiley &
 Sons, Inc.                2,770,350   --          (34,121)   2,736,229  $3,064,576 $162,094,206
------------------------------------------------------------------------------------------------

8. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility in effect until February 12, 2014 was in the amount of $215 million. As of February 12, 2014, the facility is in the amount of $240 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (LIBOR) plus 0.90% (0.85% as of February 12, 2014) on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date and (c) 2% plus the overnight Euro dollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the year ended December 31, 2014, the Fund had no outstanding borrowings.

42 Pioneer Fund | Annual Report | 12/31/14

9. Change in Independent Registered Public Accounting Firm

The Board of Trustees of the Fund, with the approval and recommendation of the Audit Committee, appointed Deloitte & Touche LLP to serve as the Fund's independent registered public accounting firm for the fiscal year ending December 31, 2014. Deloitte & Touche LLP replaces Ernst & Young LLP, which resigned as the Fund's independent registered public accounting firm, effective upon completion of the audit of the Fund's financial statements for the fiscal year ended December 31, 2013.

During the periods that Ernst & Young LLP served as the Fund's independent registered public accounting firm, including the Fund's fiscal years ending December 31, 2013 and December 31, 2012, Ernst & Young LLP's reports on the financial statements of the Fund have not contained an adverse opinion or disclaimer of opinion and have not been qualified or modified as to uncertainty, audit scope or accounting principles. Further, there have been no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Ernst & Young LLP would have caused Ernst & Young LLP to make reference to the subject matter of the disagreement in connection with its report on the financial statements. In addition, there have been no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

10. Conversion of Class B Shares

As of the close of business on November 10, 2014 (the "Conversion Date"), all outstanding Class B shares of the Fund were converted to Class A shares.

                                      Pioneer Fund | Annual Report | 12/31/14 43

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareowners of
Pioneer Fund:
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Fund (the "Fund"), as of December 31, 2014, and the related statements of operations and changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets of the Fund for the year ended December 31, 2013, and the financial highlights for the years ended December 31, 2013, 2012, 2011, and 2010 were audited by other auditors. Those auditors expressed an unqualified opinion on those financial statements and financial highlights in their report dated February 25, 2014.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014 by correspondence with the custodian. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Fund as of December 31, 2014, and the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts
February 23, 2015


44 Pioneer Fund | Annual Report | 12/31/14

Approval of Investment Advisory Agreement

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Fund (the Fund) pursuant to an investment advisory agreement between PIM and the Fund. In order for PIM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment advisory agreement for the Fund.

The contract review process began in January 2014 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2014 and July 2014. Supplemental contract review materials were provided to the Trustees in September 2014. In addition, the Trustees reviewed and discussed the Fund's performance at regularly scheduled meetings throughout the year, and took into account other information related to the Fund provided to the Trustees at regularly scheduled meetings, in connection with the review of the Fund's investment advisory agreement.

In March 2014, the Trustees, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment advisory agreement, and reviewed and discussed the qualifications of the investment management teams, as well as the level of investment by the Fund's portfolio managers in the Fund. In July 2014, the Trustees, among other things, reviewed the Fund's management fee and total expense ratios, the financial statements of PIM and its parent companies, the profitability analyses provided by PIM, and possible economies of scale. The Trustees also reviewed the profitability of the institutional business of PIM and PIM's affiliate, Pioneer Institutional Asset Management, Inc. (together with PIM, "Pioneer"), as compared to that of PIM's fund management business, and considered the differences between the fees and expenses of the Fund and the fees and expenses of Pioneer's institutional accounts, as well as the different services provided by PIM to the Fund and by Pioneer to the institutional accounts. The Trustees further considered contract review materials in September 2014.

At a meeting held on September 16, 2014, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In considering the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. In all quintile rankings referred to throughout this

                                      Pioneer Fund | Annual Report | 12/31/14 45
disclosure, first quintile is most favorable to the Fund's shareowners. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees reviewed the terms of the investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Fund and its research process. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Fund. They also reviewed the amount of non- Fund assets managed by the portfolio managers of the Fund. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Fund, including PIM's compliance and legal resources and personnel. The Trustees noted the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex.

The Trustees considered that PIM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Fund were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Fund

In considering the Fund's performance, the Trustees regularly review and discuss analysis and data prepared by PIM and information comparing the Fund's performance with the performance of its peer group of funds as classified by each of Morningstar, Inc. (Morningstar) and Lipper, and with the performance of the Fund's benchmark index. They also discuss the Fund's performance with PIM on a regular basis. The Trustees confirmed that these regular reviews and discussions were factored into the Trustees' deliberations concerning the renewal of the advisory agreement. For purposes of their contract renewal deliberations, the Trustees considered the discussions held throughout the year regarding the Fund's performance and the performance results of the Fund over various time periods, including the Fund's performance results for periods ended June 30, 2014. The Trustees indicated

46 Pioneer Fund | Annual Report | 12/31/14 that they were satisfied with PIM's investment discipline and approach in the prevailing market conditions, notwithstanding relatively poor peer comparisons of total return over the 3- and 5-year periods.

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees and expense ratios of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party.

The Trustees considered that the Fund's management fee for the twelve months ended June 30, 2014 was in the first quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees also considered the breakpoints in the management fee schedule and the reduced fee rates above certain asset levels. The Trustees noted the impact of the Fund's performance on the management fee paid by the Fund. The Trustees considered that the expense ratio of the Fund's Class A shares for the twelve months ended June 30, 2014 was in the second quintile relative to its Morningstar peer group and in the second quintile relative its Strategic Insight peer group, in each case for the comparable period. The Trustees considered the impact of transfer agency, sub-transfer agency, and other non-management fee expenses on the expense ratios of the Fund. The Trustees noted that they separately review the Fund's transfer agency, sub-transfer agency and intermediary arrangements.

The Trustees reviewed management fees charged by Pioneer to institutional and other clients, including publicly offered European funds sponsored by affiliates of Pioneer, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's costs in providing services to the Fund and Pioneer's costs in providing services to the other clients and considered the differences in management fees and profit margins for Fund and non-Fund services. In evaluating the fees associated with Pioneer's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment advisory agreement with the Fund, PIM performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund's other service providers and

                                      Pioneer Fund | Annual Report | 12/31/14 47
activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the different entrepreneurial risks associated with PIM's management of the Fund and Pioneer's management of the other client accounts.

The Trustees concluded that the management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of the services provided by PIM to the Fund.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees noted the breakpoints in the management fee schedule. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Funds.

48 Pioneer Fund | Annual Report | 12/31/14

Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Fund. The Trustees considered the character and amount of fees paid by the Fund, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. Pioneer is the principal U.S. asset management business of Pioneer Global Asset Management, the worldwide asset management business of UniCredit Group, which manages over $150 billion in assets (including the Funds). Pioneer and the Funds receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Funds, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by Pioneer as a result of its relationship with the Funds were reasonable and their consideration of the advisory agreement between the Fund and PIM and the fees thereunder were unaffected by Pioneer's possible receipt of any such intangible benefits.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the investment advisory agreement between PIM and the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Fund.

                                      Pioneer Fund | Annual Report | 12/31/14 49

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers

The Fund's Trustees and officers are listed below, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 52 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

50 Pioneer Fund | Annual Report | 12/31/14

Independent Trustees

-----------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                Other Directorships
Position Held with the Fund   Length of Service           Principal Occupation                  Held by Trustee
-----------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (64)          Trustee since 2006. Serves  Private investor (2004 - 2008 and     Director, Broadridge Financial
Chairman of the Board         until a successor trustee   2013 - present); Chairman (2008 -     Solutions, Inc. (investor
and Trustee                   is elected or earlier       2013) and Chief Executive Officer     communications and securities
                              retirement or removal.      (2008 - 2012), Quadriserv, Inc.       processing provider for financial
                                                          (technology products for securities   services industry) (2009 -
                                                          lending industry); and Senior         present); Director, Quadriserv,
                                                          Executive Vice President, The Bank    Inc. (2005 - 2013); and
                                                          of New York (financial and            Commissioner, New Jersey State
                                                          securities services) (1986 - 2004)    Civil Service Commission (2011 -
                                                                                                present)
-----------------------------------------------------------------------------------------------------------------------------------
David R. Bock (71)            Trustee since 2005. Serves  Managing Partner, Federal City        Director of New York Mortgage
Trustee                       until a successor trustee   Capital Advisors (corporate advisory  Trust (publicly-traded mortgage
                              is elected or earlier       services company) (1997 - 2004 and    REIT) 2004 - 2009, 2012 -
                              retirement or removal.      2008 - present); Interim Chief        present); Director (of The Swiss
                                                          Executive Officer, Oxford Analytica,  Helvetia Fund, Inc. (closed-end
                                                          Inc. (privately-held research and     fund) (2010 - present); Director
                                                          consulting company) (2010);           of Oxford Analytica, Inc. (2008 -
                                                          Executive Vice President and Chief    present); and Director of
                                                          Financial Officer, I-trax, Inc.       Enterprise Community Investment,
                                                          (publicly traded health care          Inc. (privately-held affordable
                                                          services company) (2004 - 2007); and  housing finance company) (1985 -
                                                          Executive Vice President and Chief    2010)
                                                          Financial Officer, Pedestal Inc.
                                                          (internet-based mortgage trading
                                                          company) (2000 - 2002); Private
                                                          consultant (1995-1997), Managing
                                                          Director, Lehman Brothers
                                                          (investment banking firm)
                                                          (1992-1995); and Executive, The
                                                          World Bank (1979-1992)
-----------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (70)     Trustee since 2008. Serves  William Joseph Maier Professor of    Trustee, Mellon Institutional
Trustee                       until a successor trustee   Political Economy, Harvard           Funds Investment Trust and Mellon
                              is elected or earlier       University (1972 - present)          Institutional Funds Master
                              retirement or removal.                                           Portfolio (oversaw 17 portfolios
                                                                                               in fund complex) (1989-2008)
-----------------------------------------------------------------------------------------------------------------------------------

                                      Pioneer Fund | Annual Report | 12/31/14 51

-----------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                Other Directorships
Position Held with the Fund   Length of Service           Principal Occupation                  Held by Trustee
-----------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (67)     Trustee since 1990. Serves  Founding Director, Vice President     None
Trustee                       until a successor trustee   and Corporate Secretary, The
                              is elected or earlier       Winthrop Group, Inc. (consulting
                              retirement or removal.      firm) (1982 - present); Desautels
                                                          Faculty of Management, McGill
                                                          University (1999 - present); and
                                                          Manager of Research Operations and
                                                          Organizational Learning, Xerox
                                                          PARC, Xerox's advance research
                                                          center (1990-1994)
-----------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (66)      Trustee since 1982. Serves  President and Chief Executive         Director of New America High
Trustee                       until a successor trustee   Officer, Newbury, Piret & Company,    Income Fund, Inc. (closed-end
                              is elected or earlier       Inc. (investment banking firm)        investment company) (2004 -
                              retirement or removal.      (1981 - present)                      present); and Member, Board of
                                                                                                Governors, Investment Company
                                                                                                Institute (2000 - 2006)
-----------------------------------------------------------------------------------------------------------------------------------
Fred J. Ricciardi (67)        Trustee since 2014. Serves  Consultant (investment company        None
Trustee                       until a successor trustee   services) (2012 - present);
                              is elected or earlier       Executive Vice President, BNY
                              retirement or removal.      Mellon (financial and investment
                                                          company services) (1969 - 2012);
                                                          Director, BNY International
                                                          Financing Corp. (financial
                                                          services) (2002 - 2012); and
                                                          Director, Mellon Overseas
                                                          Investment Corp. (financial
                                                          services) (2009 - 2012)
-----------------------------------------------------------------------------------------------------------------------------------

52 Pioneer Fund | Annual Report | 12/31/14

Interested Trustee

-----------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                         Other Directorships
Position Held with the Fund   Length of Service           Principal Occupation                           Held by Trustee
-----------------------------------------------------------------------------------------------------------------------------------
Kenneth J. Taubes (56)*       Trustee since 2014. Serves  Director and Executive Vice President (since   None
Trustee                       until a successor trustee   2008) and Chief Investment Officer, U.S.
                              is elected or earlier       (since 2010) of PIM-USA; Executive Vice
                              retirement or removal.      President of Pioneer (since 2008); Executive
                                                          Vice President of Pioneer Institutional Asset
                                                          Management, Inc. (since 2009); and Portfolio
                                                          Manager of Pioneer (since 1999)
-----------------------------------------------------------------------------------------------------------------------------------

* Mr. Taubes is an Interested Trustee because he is an officer of the Fund's investment adviser and certain of its affiliates.

                                      Pioneer Fund | Annual Report | 12/31/14 53

Advisory Trustee

-----------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                               Other Directorships
Position Held with the Fund   Length of Service           Principal Occupation                                 Held by Trustee
-----------------------------------------------------------------------------------------------------------------------------------
Lorraine Monchak (58)**       Advisory Trustee since      Chief Investment Officer, 1199 SEIU Funds            None
Advisory Trustee              2014.                       (healthcare workers union pension funds) (2001
                                                          - present); Vice President - International
                                                          Investments Group, American International
                                                          Group, Inc. (insurance company) (1993 - 2001);
                                                          Vice President Corporate Finance and Treasury
                                                          Group, Citibank, N.A.(1980 - 1986 and 1990 -
                                                          1993); Vice President - Asset/Liability
                                                          Management Group, Federal Farm Funding
                                                          Corporation (government-sponsored issuer of
                                                          debt securities) (1988 - 1990); Mortgage
                                                          Strategies Group, Shearson Lehman Hutton, Inc.
                                                          (investment bank) (1987 - 1988); and Mortgage
                                                          Strategies Group, Drexel Burnham Lambert, Ltd.
                                                          (investment bank) (1986 - 1987)
-----------------------------------------------------------------------------------------------------------------------------------

** Ms. Monchak is a non-voting advisory trustee.

54 Pioneer Fund | Annual Report | 12/31/14

Fund Officers

-----------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                           Other Directorships
Position Held with the Fund   Length of Service           Principal Occupation                             Held by Officer
-----------------------------------------------------------------------------------------------------------------------------------
Lisa M. Jones (52)            Since 2014. Serves at the   Chair, Director, CEO and President of Pioneer    None
President and Chief           discretion of the Board     Investment Management-USA (since September
Executive Officer                                         2014); Chair, Director, CEO and President of
                                                          Pioneer Investment Management, Inc. (since
                                                          September 2014); Chair, Director, CEO and
                                                          President of Pioneer Funds Distributor, Inc.
                                                          (since September 2014); Chair, Director, CEO
                                                          and President of Pioneer Institutional Asset
                                                          Management, Inc. (since September 2014); and
                                                          Chair, Director, and CEO of Pioneer Investment
                                                          Management Shareholder Services, Inc. (since
                                                          September 2014); Managing Director, Morgan
                                                          Stanley Investment Management (2010 - 2013);
                                                          and Director of Institutional Business, CEO of
                                                          International, Eaton Vance Management (2005 -
                                                          2010)
-----------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (50)    Since 2003. Serves at the   Vice President and Associate General Counsel    None
Secretary and Chief           discretion of the Board.    of Pioneer since January 2008; Secretary and
Legal Officer                                             Chief Legal Officer of all of the Pioneer
                                                          Funds since June 2010; Assistant Secretary of
                                                          all of the Pioneer Funds from September 2003
                                                          to May 2010; and Vice President and Senior
                                                          Counsel of Pioneer from July 2002 to December
                                                          2007
-----------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (53)        Since 2010. Serves at the   Fund Governance Director of Pioneer since       None
Assistant Secretary           discretion of the Board.    December 2006 and Assistant Secretary of all
                                                          the Pioneer Funds since June 2010; Manager -
                                                          Fund Governance of Pioneer from December 2003
                                                          to November 2006; and Senior Paralegal of
                                                          Pioneer from January 2000 to November 2003
-----------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (52)             Since 2010. Serves at the   Senior Counsel of Pioneer since May 2013 and    None
Assistant Secretary           discretion of the Board.    Assistant Secretary of all the Pioneer Funds
                                                          since June 2010; and Counsel of Pioneer from
                                                          June 2007 to May 2013
-----------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (55)          Since 2008. Serves at the   Vice President - Fund Treasury of Pioneer;      None
Treasurer and Chief           discretion of the Board.    Treasurer of all of the Pioneer Funds since
Financial and                                             March 2008; Deputy Treasurer of Pioneer from
Accounting Officer                                        March 2004 to February 2008; and Assistant
                                                          Treasurer of all of the Pioneer Funds from
                                                          March 2004 to February 2008
-----------------------------------------------------------------------------------------------------------------------------------

                                      Pioneer Fund | Annual Report | 12/31/14 55

-----------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                          Other Directorships
Position Held with the Fund   Length of Service           Principal Occupation                            Held by Officer
-----------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (49)         Since 2000. Serves at the   Director - Fund Treasury of Pioneer; and        None
Assistant Treasurer           discretion of the Board.    Assistant Treasurer of all of the Pioneer
                                                          Funds
-----------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (56)            Since 2002. Serves at the   Fund Accounting Manager - Fund Treasury of      None
Assistant Treasurer           discretion of the Board.    Pioneer; and Assistant Treasurer of all of the
                                                          Pioneer Funds
-----------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (35)         Since 2009. Serves at the   Fund Administration Manager - Fund Treasury of  None
Assistant Treasurer           discretion of the Board.    Pioneer since November 2008; Assistant
                                                          Treasurer of all of the Pioneer Funds since
                                                          January 2009; and Client Service Manager -
                                                          Institutional Investor Services at State
                                                          Street Bank from March 2003 to March 2007
-----------------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (62)          Since 2010. Serves at the   Chief Compliance Officer of Pioneer and of all  None
Chief Compliance Officer      discretion of the Board.    the Pioneer Funds since March 2010; Chief
                                                          Compliance Officer of Pioneer Institutional
                                                          Asset Management, Inc. since January 2012;
                                                          Chief Compliance Officer of Vanderbilt Capital
                                                          Advisors, LLC since July 2012: Director of
                                                          Adviser and Portfolio Compliance at Pioneer
                                                          since October 2005; and Senior Compliance
                                                          Officer for Columbia Management Advisers, Inc.
                                                          from October 2003 to October 2005
-----------------------------------------------------------------------------------------------------------------------------------
Kelly O'Donnell (43)          Since 2006. Serves at the   Director - Transfer Agency Compliance of        None
Anti-Money Laundering Officer discretion of the Board.    Pioneer and Anti-Money Laundering Officer of
                                                          all the Pioneer Funds since 2006
-----------------------------------------------------------------------------------------------------------------------------------

56 Pioneer Fund | Annual Report | 12/31/14

                           This page for your notes.

                                      Pioneer Fund | Annual Report | 12/31/14 57

                           This page for your notes.

58 Pioneer Fund | Annual Report | 12/31/14

                           This page for your notes.


                                      Pioneer Fund | Annual Report | 12/31/14 59

                           This page for your notes.

60 Pioneer Fund | Annual Report | 12/31/14

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com


Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2015 Pioneer Investments 18627-09-0215

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Pioneer Fund:
Audit Fees
The audit services provided to the Fund were totaled approximately $25,241 payable to Deloitte & Touche
LLP for the year ended December 31, 2014 and $33,690 were paid to the former auditor, Ernst & Young LLP for the year ended December 31, 2013.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Pioneer Fund:
Audit-Related Fees and Other Fees
There were no audit related fees and other fees for the Fund payable to Deloitte & Touche LLP for the year ended December 31, 2014 and no audit related fees and other fees were paid to the former auditor, Ernst & Young LLP for the year ended December 31, 2013.

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Pioneer Fund:
Tax Fees
Fees for tax compliance services, primarily for tax returns, totaled approximately $7,100 payable to Deloitte & Touche LLP for the year ended December 31,
2014 and $8,131 were paid to the former auditor, Ernst & Young LLP for the year ended December 31, 2013.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Pioneer Fund:
Audit-Related Fees and Other Fees
There were no audit related fees and other fees for the Fund payable to Deloitte & Touche LLP for the year ended December 31, 2014 and no audit related fees and other fees were paid to the former auditor, Ernst & Young LLP for the year ended December 31, 2013.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new
SEC pre-approval rules, the Fund's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Fund. For the years ended December 31, 2014 and 2013, there were no services provided to an affiliate that required the Fund's audit committee pre-approval.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

Aggregate Non-Audit Fees
The aggregate non-audit fees for the Fund were $7,100
December 31, 2014 and $8,131 were paid to the former auditor, Ernst & Young LLP for the year ended December 31,
2013.

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.


Not applicable to open-end management investment companies.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Fund


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date February 27, 2015


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date February 27, 2015


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer & Chief Accounting & Financial Officer

Date February 27, 2015

* Print the name and title of each signing officer under his or her signature.